*****	Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.16(s)

AMENDMENT NO. 3

to the A320 Family Aircraft Purchase Agreement

dated as of September 30, 2011

between

Airbus S.A.S

And

Frontier Airlines, Inc.

Confidential

Amendment No. 3

This Amendment No. 3 (the “Amendment”) is entered into as of October 31, 2014, between Airbus S.A.S., a société par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond-Point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and Frontier Airlines, Inc., a corporation organized and existing under the laws of the State of Colorado, United States of America, having its principal corporate offices located at 7001 Tower Road, Denver, Colorado 80249-7312 USA (the “Buyer” and together with the Seller, the “Parties”).

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Family Aircraft Purchase Agreement dated as of September 30, 2011 (as amended, supplemented and modified from time to time prior to the date hereof, the “Agreement”); and

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement;

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Seller and the Buyer agree as follows:

1.	DEFINITIONS

Capitalized items used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.

2.	SIMULATOR DATA PACKAGE

Paragraph 7.1 of Letter Agreement No. 7 of the Agreement is hereby amended by deleting the words “*****” and replacing it with the words “*****”.

3.	*****

3.1	Clause ***** pursuant to Paragraph 1 of Letter Agreement No. 5 of the Agreement, is deleted in its entirety and replaced with the following quoted text

QUOTE

(b)	*****

UNQUOTE

3.2	The final paragraph of Clause ***** pursuant to Paragraph 1 of Letter Agreement No. 5 of the Agreement, is deleted in its entirety and replaced with the following quoted text QUOTE

Confidential

*****

UNQUOTE

4.	EFFECT OF AMENDMENT

4.1

The provisions of this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its terms. Except as otherwise provided by the terms and conditions hereof, this Amendment contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

4.2

Both Parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

5.	GOVERNING LAW

Without limiting the generality of Clause 4.2, the Parties hereby acknowledge and agree that this Amendment is subject to the governing law provisions set forth in Clause 22.6 of the Agreement.

6.	CONFIDENTIALITY

Without limiting the generality of Clause 4.2, the Parties hereby acknowledge and agree that this Amendment is subject to the confidentiality provisions set forth in Clause 22.11 of the Agreement.

7.	ASSIGNMENT

Without limiting the generality of Clause 4.2, the Parties hereby acknowledge and agree that this Amendment is subject to the assignment and transfer provisions set forth in the Agreement.

8.	COUNTERPARTS

This Amendment may be signed by the Parties in counterparts, which when signed and delivered will each be an original and together constitute but one and the same instrument. Counterparts may be delivered in original, faxed or emailed form, with originals to be delivered in due course.

Confidential

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers or agents as of the day and year first above written.

Airbus S.A.S.

By:	/s/ Christophe Mourey
Christophe Mourey
Senior Vice President Contracts

Frontier Airlines, Inc.

By:	/s/ James G. Dempsey
James G. Dempsey
Chief Financial Officer

Confidential

4